Exhibit 99.1

Old Second Bancorp, Inc.

William Skoglund Chairman President & CEO, OSBC wskoglund@oldsecond.com 630-906-5483 James Eccher Chief Operating Officer, OSBC President & CEO, OSNB jeccher@oldsecond.com 630-966-2433 Doug Cheatham Executive VP & Chief Financial Officer dcheatham@oldsecond.com 630-906-5484 NASDAQ: OSBC November 2014 Presenters

Forward-looking statements In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of Old Second’s operations. Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Stockholders should note that many factors could affect the future financial results of Old Second, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; volatility in interest rates; and other risks and uncertainties which are summarized in our SEC filings. Old Second undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation.

Corporate Profile Established in 1871 and headquartered in Aurora, IL Deposit market share leader in Aurora Community, #2 in Kendall County and Kane County $2.0 Billion in Assets $1.1 Billion in Loans $1.7 Billion in Deposits 26 Locations Source: SNL Financial, Management and Company filings. Note: Map includes standalone drive-up only location.

Source: Population growth based on US Census data as provided in the Crane’s Chicago Business article Reversal of Fortune. http://www.chicagobusiness.com/assets/legacy/downloads/20130527reversaloffortune.htm Participation in Regional Growth 2000 – 2010 Population Growth: Top 5, 10, 15 2010 – 2012 Population Growth: Top 5, 10, 15 2000 – 2010 Population Growth 2010 – 2012 Population Growth Top 5 Top 10 Ranked 11+ OSBC County Presence County Rank Growth OSBC Presence Kendall 1 2.4% þ Kane 2 1.2% þ DuPage 3 1.0% þ Kenosha, WI 4 0.8% Porter, IN 5 0.7%

Aurora, IL is the second largest city in Illinois, outside of Chicago Strong demographics and household income metrics, with unemployment rates below average for the Chicago MSA Market growth expected to continue to outpace regional and national averages Counties of Operation Population Change: 2013–2018 Proj. Median HH Income: 2013 Footprint Demographics Source: SNL Financial. *Excludes standalone drive-up only location. Note: Weighted Avg. Franchise is weighted by franchise deposits by county. County Rank Branches Deposits Mkt. Share Kane 2 15 $1,206,826 13.8% Kendall* 1 3 222,979 15.8 Will 26 2 69,194 0.7 Cook 107 1 60,000 0.0 LaSalle 14 1 53,723 2.1 DuPage 47 2 44,421 0.1 DeKalb 8 1 36,378 1.8

Population trends are increasing appetite for credit and deposit products in our markets Businesses beginning to shift focus and allocate resources to areas outside of downtown Chicago Rising household income in our primary markets Positive migration trends impacting key suburban Chicago counties (population influx in Kane and Kendall counties) Credit Product Demand(1) : 2013–2018 Proj. Deposit Product Demand(2) : 2013–2018 Proj. Demographics Provide Opportunity Source: SNL Financial. Note: Weighted Avg. Franchise is weighted by franchise deposits by county. Credit Product Demand includes demand for any credit product, including mortgages, auto loans, personal installment loans, personal lines of credit and personal revolving lines of credit. Deposit Product Demand includes demand for money market savings, regular savings, CDs and transaction/DDA products. 6.7% 4.7% 3.2% 5.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Weighted Avg. Franchise IL Chicago MSA US 0.6% 0.1% (0.8%) 0.1% -1.2% -0.8% -0.4% 0.0% 0.4% 0.8% Weighted Avg. Franchise IL Chicago MSA US

Where We Were Then & Are Now Source: Company filings. Note: Cost of funds data is for the fiscal year ended 12/31/2006 . Gross Loans ($M) Total Deposits ($M) Cost of Funds $1.76B $1.14B $2.06B $1.66B

Continued reduction problem loans & assets without bulk sales Achieved consistent core profitability at both Bank & Bancorp Four consecutive quarters of loan growth Consent order & written agreement removed DTA recaptured Sustained improvement in deposit mix driven by customer loyalty Recent Achievements

Performance Summary (Dollars in Thousands, Except Per Share Data) YTD Q3 2014 2013 2012 2011 Assets $2,033,099 $2,004,034 $2,045,799 $1,941,418 Loans $1,140,882 $1,101,256 $1,150,050 $1,368,985 Deposits $1,656,755 $1,682,128 $1,717,219 $1,740,781 (Release) provision for loan losses ($2,000) ($8,550) $6,284 $8,887 Net interest margin 3.14% 3.16% 3.43% 3.54% Net income (loss) $7,147 $82,085 ($72) ($6,498) Net income (loss) available to CS $9,943 $76,827 ($5,059) ($11,228) DTA valuation allowance reversal - $74,145 - -

Net Interest Margin Source: Company filings. Note: AEA = “Average Earning Assets”.

$35M $29M $34M $31M Diverse Revenue Streams Total Fee Revenues: 30.5% 31.1% 36.4% 36.0% % of Total Revenues: Source: Company filings. Note: Fee revenue equals total noninterest income less securities gains/losses, increase in cash surrender value of BOLI, death benefit realized on BOLI and litigation income. Total revenue equals fee revenue plus net interest income. $22M 30.5%

Controlling Noninterest Expense Source: Company filings. Note: OREO expense (net) equals OREO expense less lease revenue from OREO and net gain on sale of OREO.

Revenue Drivers Maintain Q4 2013 and 2014 loan growth momentum Expense Reduction Drivers Reduced FDIC insurance expense Bank insurance premiums Legacy credit costs OREO maintenance expense OREO valuation adjustments Branch rationalization Core Earnings Drivers Stability and improvement in net interest income and continued improvement in noninterest expense will be drivers of improved core earnings. Source: Company filings.

Capital Ratios Ratio September 30, 2014 December 31, 2013 Tier 1 Leverage Ratio 9.68% 6.96% Tier 1 Risk Based Capital Ratio 14.28% 10.65% Total Risk Based Capital Ratio 17.56% 15.88% Tier 1 Common to Risk Weighted Assets 6.50% 0.77%

(Dollars in Thousands) September 2014

CRE: Owner occupied $ 308,491 27.0%

CRE: Non-owner occupied 292,158 25.6%

Construction 41,936 3.7%

Residential 1-4 family owner occupied 117,520 10.3%

Residential 1-4 family nonowner occupied 57,849 5.1%

HELOCs 117,796 10.3%

Multi-family 72,437 6.3%

C&I 114,990 10.1%

Other 17,705 1.6%

Gross Loans $1,140,882

Source: Company filings.

CRE - Owner Occupied 27.0%

CRE - Non - Owner Occupied 25.6%

Residential 1-4 Family Owner Occupied 10.3%

Residential 1-4 Family Non-Owner Occupied 5.1%

HELOCs 10.3%

C&I 10.1%

Multi-Family 6.3%

Other 1.6%

Construction 3.7% LoanPortfolioMix

2010 $1,908,528 Deposits 9/30/2014 $1,656,755 Difference: 2010 to 9/30/2014 (in millions) % Change Noninterest Bearing $49.8 15.1% Savings/NOW/MMA $66.3 8.5% CDs ($367.9) (46.2%) Net ($251.8) (13.2%) 42% 17% 41% 26% 23% 51% Non Interest Bearing Savings/NOW/MMA CDs

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Classified Loans by Loan Type (1) Classified Asset Trends Source: Company filings. Classified loans are defined as loans rated substandard or worse, which closely reflects our regulator’s definition. Bank subsidiary level. Classified Assets / Tier 1 Capital + Reserves (2)

Nonperforming Loans by Type (1) Nonperforming Asset Trends Source: Company filings. Nonperforming loans include nonaccrual loans, loans 90+ days past due and still accruing and accruing TDRs. Other Real Estate Owned

Provision & OREO Expense Net Charge-offs Significant Credit Cost Improvement Source: Company filings. Note: OREO expense (net) equals OREO expense less lease revenue from OREO and net gain on sale of OREO.

Balance sheet stability allows renewed focus loan relationship generation Hired 11 new lenders since 1/1/2012 to bolster new business generation efforts New lenders average 10 years of in-market experience Commercial Loan Originations Returning Source: Management. (in Millions)

Long term customer relationship focus drives strong core deposit base Strong local market position provides pricing power Cost of deposits of less than 40 bps Cost of Deposits Cost of Deposits Source: Company filings.

All Deposit Households – Length of Relationship Strong Long Term Customer Relationships Source: Management.

2015 Objectives Accelerate core profitability. Stay focused on credit remediation. Strengthen balance sheet. Generate moderate loan growth. Increase noninterest income. Improve efficiency ratio.

Right size community banking franchise Strong market share in premier Chicagoland markets Attractive, long-term core deposit franchise Strong, profitable Wealth Management Group with >$1 billion in assets under management Greatly improved credit metrics Increased loan production Profitable Residential Banking division Common offering and TARP repurchase at a discount repositions our balance sheet Tangible book multiple provides an attractive entry point Investment Highlights